WILMINGTON MULTI-MANAGER MID-CAP FUND
of WT Mutual Fund

Supplement dated December 17, 2007 to the Prospectus dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Multi-Manager Mid-Cap Fund (the “Mid-Cap Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
Upon the recommendation of the Board of Trustees of WT Mutual Fund, the shareholders of the Wilmington Multi-Manager Mid-Cap Fund (the “Mid-Cap Fund”), at a meeting of shareholders held on December 14, 2007, approved an Agreement and Plan of Reorganization for the Mid-Cap Fund whereby the Mid-Cap Fund was reorganized into the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”). Accordingly, the reorganization was effective at the close of business on December 14, 2007. The Large-Cap Fund has distributed to shareholders of the Mid-Cap Fund their pro-rata portion of Institutional or A Shares of the Large-Cap Fund, as applicable, and the Mid-Cap Fund will now be liquidated.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE